PERSONAL GUARANTY

THIS PERSONAL GUARANTY (this “Guaranty”) is made as of December 19, 2005 by GREGG SHANBERG (“Guarantor”), in favor of NATIONWIDE FINANCIAL SOLUTIONS, a Nevada corporation (“Lender”).

RECITALS

A.         Lender has agreed to make a loan (the “Loan”) in the original principal sum of Five Hundred Thousand Dollars ($500,000.00) (the “Loan Amount”) to Allstate Home Loans, Inc., a California corporation (“Borrower”), of which Guarantor is the sole shareholder.

B.          The Loan is evidenced by a promissory note made payable and delivered to Lender (as the same may from time to time hereafter be modified, amended, supplemented, extended or consolidated in writing, and any note(s) issued in exchange therefor or replacement thereof, the “Note”).

C.          It is a condition of Lender’s agreement to make the Loan that Guarantor be unconditionally liable for and personally guarantee the payment and performance of certain liabilities and obligations of the Borrower under the Note upon the terms and conditions as are hereinafter set forth.

D.         Guarantor is financially interested in Borrower and is materially benefited by the consummation of the Loan and has agreed unconditionally and personally to guarantee the payment and performance of certain liabilities and obligations of Borrower under the Note upon the terms and conditions as are hereinafter set forth.

AGREEMENT

NOW, THEREFORE, in order to induce Lender to make the Loan to Borrower, Guarantor, intending to be legally bound, hereby makes the following representations and warranties to the Lender and hereby covenants and agrees with the Lender as follows:

1.            Guarantee. Guarantor absolutely, irrevocably and unconditionally guarantees to the Lender payment and the full, faithful and timely performance of any and all liabilities and obligations of Borrower whether now existing or hereafter incurred under the Note (all of which payments, liabilities and obligations are hereinafter collectively referred to as the “Guaranteed Obligations”).

2.            Waiver. Guarantor absolutely, irrevocably and unconditionally waives notice of acceptance of this Guaranty and notice of any payment, liability or obligation to which it may apply, and waives presentment, demand of payment, protest, notice of dishonor or nonpayment of such liabilities under this Guaranty or the Note and any suit or taking other action by the Lender against, and any other notice to, any party liable thereon or any property which may be security therefor.

3.            Consent to Certain Actions by Lender. The Lender may at any time and from time to time without the consent of, or notice to, Guarantor, without incurring any responsibility to Guarantor and without impairing or releasing any of the obligations of Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

(a)

renew, alter or change the interest rate, manner, time, place or terms of payment or performance of any of the Guaranteed Obligations, or any liability incurred directly or indirectly in respect thereof, whereupon the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

(b)

sell, exchange, release, surrender, and in any manner and in any order realize upon or otherwise deal with any property at any time directly and absolutely assigned or pledged or mortgaged to secure the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof;

(c)

exercise or refrain from exercising any rights against Borrower or any other person (including Guarantor) or otherwise act or refrain from acting with regard to the Note, the Guaranteed Obligations or this Guaranty;

(d)

settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or subordinate the payment of all or any part thereof to the payment of any liability of Borrower (whether or not then due) to creditors of Borrower other than the Lender and Guarantor;

(e)	apply any sums in whatever manner paid or realized to any liability or liabilities of Borrower to the Lender regardless of what liability or liabilities of Borrower remain unpaid;

(f)	consent to or waive any breach of or any act, omission or default under the Note or otherwise amend, modify or supplement any of such instruments or agreements; and/or

(g)	sell, convey or assign, whether into a securitized transaction or otherwise, all or any part of Lender’s interest in this Guaranty and the Underlying Instruments.

4.            Primary Obligation. No invalidity, irregularity or unenforceability of all or any part of the Note, the Guaranteed Obligations or this Guaranty, or of any security therefor, shall affect, impair or constitute a defense to this Guaranty. This Guaranty is a direct and primary obligation of Guarantor, and Guarantor’s obligations hereunder are not as a surety. This is a guaranty of payment and performance, and not merely a guaranty of collection.

5.	Guarantor Remedies Against Borrower.

(a)

Notwithstanding any payment or payments made by Guarantor hereunder, Guarantor will not assert or exercise any right of the Lender or of such Guarantor against Borrower to recover the amount of any payment made by such Guarantor to the Lender by way of subrogation, reimbursement, contribution, indemnity or otherwise arising by contract or operation of law, and Guarantor shall not have any right of recourse to or any claim against assets or property of Borrower, whether or not the obligations of Borrower have been satisfied, all of such rights being herein expressly waived by Guarantor. The provisions of this paragraph shall survive the termination of this Guaranty, and any satisfaction and discharge of Borrower by virtue of any payment, court order or any applicable law.

(b)

Notwithstanding the provisions of Section 5(a), Guarantor shall have and be entitled to all rights of subrogation otherwise provided by applicable law in respect of any payment Guarantor may make or be obligated to make under this Guaranty, and to assert and enforce the same, in each case on and after, but at no time prior to, the date (the “Subrogation Trigger Date”) which is 91 days after the date on which all obligations under the Underlying Instruments shall have been paid or performed in full, if and only if the existence of Guarantor’s rights under this Section 5(b) would not make Guarantor a creditor (as defined in the Bankruptcy Reform Act of 1978, an amended, 11 U.S.C. Sections 101 et seq., and the regulations adopted and promulgated pursuant thereto) of Borrower in any insolvency bankruptcy, reorganization or similar proceeding commenced on or prior to the Subrogation Trigger Date.

(c)

In the event that Guarantor shall advance or become obligated to pay any sums with respect to any obligation hereby guaranteed or in the event that for any reason whatsoever the Borrower is now, or shall hereafter become, indebted to Guarantor, Guarantor agrees that the amount of such sums and of such Indebtedness together with all interest thereon, shall at all times be subordinate as to the lien, time of payment and in all other respects, to all sums, including principal, interest and other Indebtedness, at any time owing to the Lender under any of the Underlying Instruments. Nothing herein contained is intended or shall be construed to give to Guarantor any right to participate in any way in the right, title or interest of the Lender in or to the collateral securing the Loan, notwithstanding any payments made by Guarantor under this Guaranty, all such rights of participation being hereby expressly waived and released.

6.            Preferential Payments. Guarantor agrees that to the extent that Borrower makes a payment or payments to Lender, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required, for any of the foregoing reasons or for any other reasons, to be repaid or paid over to a custodian, trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made.

7.            Representations and Warranties of Guarantor. Guarantor makes the following representations and warranties which shall survive the execution and delivery of this Guaranty:

(a)	Guarantor is and, until the Indebtedness is paid in full, will continue to have the requisite power to execute, deliver and perform its obligations under this Guaranty.

(b)

The execution, delivery and performance of this Guaranty (i) do not and will not violate, conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a default under any provision of law, any order or judgment of any court or governmental authority or any indenture, agreement or other instrument to which Guarantor is a party or by which Guarantor or any of Guarantor’s assets is or may be bound or affected; (ii) does not and will not result in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of Guarantor’s assets; and (iii) does not and will not require any authorization or license from, or any filing with, any governmental authority or other body.

(c)

This Guaranty constitutes the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with its terms, except as may be limited by (i) bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally, and (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law).

8.            Separate Identities. Guarantor and Borrower are separate and distinct entities with no identity of interest with respect to any Indebtedness which may become owed or any payments which may be made hereunder. Borrower is not contractually bound to Guarantor with respect to any payments hereafter made under this Guaranty in any manner which would have the effect of imputing the liability of Guarantor hereunder to Borrower.

9.            Relationship to Borrower. Guarantor is related and/or affiliated with Borrower, has personal knowledge of and is familiar with Borrower’s business affairs, books and records and has the ability to influence Borrower’s financial decisions. Guarantor represents that Borrower is in sound financial condition as of the date of this Guaranty.

10.          Expiration of Guaranty. This Guaranty shall remain in full force and effect until all obligations of the Borrower under the Note have been satisfied in full and are no longer subject to disgorgement under any applicable state or federal creditor rights or bankruptcy laws. No delay on the part of the Lender in exercising any options, powers or rights, or the partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by the Lender unless the same shall be in writing, duly signed on behalf of the Lender, and each such waiver (if any) shall apply only with respect to the specific instance involved and shall in no way impair the rights of the Lender or the obligations of Guarantor to the Lender in any other respect at any other time. This Guaranty and the rights and obligations of the Lender and of Guarantor hereunder shall be governed and construed in accordance with the laws of the state of Arizona, without regard to its conflicts of law principles and this Guaranty is binding upon Guarantor, Guarantor’s heirs, personal representatives and permitted successors or assigns, and shall inure to the benefit of the Lender and its successors or assigns. This Guaranty shall be binding on any marital community of which any Guarantor is a part and on any community, quasi-community and separate property of any Guarantor.

11.          Review of Note. Guarantor acknowledges that copies of the Note have been made available to Guarantor and that Guarantor is familiar with its contents.

12.          Notices. Each notice, consent, request or other communication under this Guaranty (each a “Notice”) which any party hereto may desire or be required to give to the other shall be deemed to be adequate and sufficient notice if given in writing and service is made by either (i) registered or certified mail, postage prepaid, in which case such notice shall be deemed to have been received three (3) business days following deposit to U.S. mail; or (ii) nationally recognized overnight air courier, next day delivery, prepaid, in which case such notice shall be deemed to have been received one (1) business day following delivery to such nationally recognized overnight air courier. All Notices shall be addressed to Guarantor at 5 Corporate Part Ste 100 Irvine, CA 92606, or to Lender at 3231 S. Country Club Way Suite 102 Tempe, AZ 85282, or to such other place as any party may by notice in writing to the other parties designate as a place for service of notice.

13.          Attorney’s Fees. Guarantor agrees that if this Guaranty is placed in the hands of an attorney for enforcement, Guarantor will reimburse Lender all expenses incurred, including attorney’s fees.

14.          Counterparts. This Guaranty may be executed in counterparts, each of which shall be deemed an original; and such counterparts when taken together shall constitute but one agreement.

IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered as of the date first set forth above.

GUARANTOR By /s/ Gregg Shanberg —————————————— Gregg Shanberg	LENDER NATIONWIDE FINANCIAL SOLUTIONS, INC. By /s/ Darren Dierich —————————————— Darren Dierich